Dreyfus
The Dreyfus Fund
Incorporated
Annual Report

December 31, 1997

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report of The Dreyfus Fund Incorporated for the year ended December 31, 1997. Over this period, your Fund produced a total return of 10.75%* which compares with a total return of 33.35% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 29.99% for the Standard and Poor's Barra Value Index.***

   The performance results of the Fund during the measurement period were certainly below our expectations relative to these indices. While the Fund was under the portfolio management of the Value Equity Team for only about half of the year, we are disappointed that we were not able to turn around performance immediately during the last six months. Given that we position the Fund for where we believe the market is going and not where it has been, it can take some time for the market to realize the value of our investments. Value investing can require some patience.

   Performance during the first half of the past year was partially penalized by an emphasis on mid-capitalization sized companies. The overall stock market as represented by the S&P 500 favored the very largest companies during this time period.

   Performance during the second half of this past year, under your new portfolio management team, was somewhat restrained by our disciplined value investing approach. We believed that the valuation of most major market benchmarks was excessive during this past year, and constructed an investment portfolio with a relatively low correlation to the S&P 500 Index. In doing so, we believed that the risk level of the Fund was significantly lower that that of these benchmarks and that the values we uncovered would eventually be realized. While the market was more than cooperative during the summer months, during the fall months the portfolio was penalized.

   The Fund performed well relative to the major stock market benchmarks during the third calendar quarter, our initial period of portfolio management. Finance, technology, transportation and cyclical holdings where we found significant value were particularly strong contributors to portfolio returns. The Fund was negatively impacted during the fourth quarter by the Asian economic crisis. Many of the same companies and sectors that had done so well during the third quarter were penalized during the fourth quarter due to either export exposure to Asian countries or commodity exposure that might hurt selling prices. Late in the quarter, we restructured the Fund's security holdings for this new economic environment, favoring less cyclical, domestically oriented companies and businesses.

VALUE INVESTING AND OUR INVESTMENT PROCESS

   To briefly review our investment philosophy, while there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to result in superior and more consistent long-term investment returns. As value investors, we want to buy growing companies, but we want to pay as little for them as we have to. In this sense, we believe it is a lower-risk, more conservative style of equity investing.

   Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the security price) which, to justify purchase, must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 65 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

EXAMPLES OF OUR INVESTMENT PROCESS

   While all the detail that goes into the decision-making and implementation process of buying, owning and eventually selling a security in the Fund is not possible in this short report, provided below are several brief summaries of actual transactions made during 1997.

   One of the first securities purchased for the Fund by your new portfolio management team and one of the best performing stocks during the year was Masco, a buildings materials manufacturer. Our computer valuation model initially showed Masco to be a competitively priced value stock. We were going to be paid more in total earnings power than the risk-free interest rate that we could have received from a fairly long-term U.S. Treasury investment. At this earnings yield level, we were being compensated for the risk of equity investing. Further, our multifactor computer model calculated an overall score for Masco of +2, with zero being the average security score. Various factors in the model demonstrated that the security's growth was being offered for sale at a discount, that its reported earnings would likely be above consensus expectations, and that the company was well positioned for the current economic and market environment. As acquisitions were assimilated into the company, a significant factor in its corporate strategy, management was able to reduce operating costs by leveraging its existing operations, combining back office, sales and administrative functions. Wall Street analysts did not include future acquisitions in their computer models on the company, setting up the likely possibility of positive surprises. Finally, management ownership interest in Masco was substantial and we believe it to be an advantage when management's financial interests are the same as our shareholders.

   Masco remained an attractive investment for the Fund throughout 1997. Fundamentally, operations were strong. Throughout the year, the company delivered earnings above Wall Street expectations, ending the year eight cents above the consensus estimate of six months earlier. For 1998, we believe the company could deliver earnings per share growth of about 20% greater than 1997, again well above the 15% growth rate expected by Wall Street analysts.

   Digital Equipment was a holding within the Fund during 1997 that unfortunately did not perform well. This computer hardware and services company became tarnished by the Asian economic crisis given its significant exposure to these markets. When we purchased the stock in November, we believed that the impact of Asia was already factored into the stock price. Evidently, it was not, and in early December the stock price declined significantly, triggering one of our security sale rules, which attempts to protect the Fund from large losses. After carefully reconsidering the investment thesis behind our holding and all available fundamental data, we decided to retain ownership at least temporarily. Digital's stock price subsequently stopped declining, then appreciated sharply in mid-January of 1998. The company received a takeover proposal from Compaq Computer later that month. The result was that Digital became a huge winner for the Fund, but only in 1998.

   AT&T, the long distance telephone company, was also purchased during November 1997. According to our computer valuation model, AT&T was a value stock, with an earnings yield greater than the 5-year U.S. Treasury Bond yield. The multifactor computer model score was a solid +6 for the security. Until very recently, the stock had been a significant laggard in price appreciation relative to the overall stock market. Concern over growing competition and changing technology had weighed heavily on the stock for some time. Further, senior management was unsettled, with lack of clear succession plans and a seeming lack of strategic direction for dealing with the changing fundamental environment. In all of this pessimism and concern over what we believed were issues that would soon be addressed, if not resolved, we saw opportunity. Finally, with the advent of the Asian economic crisis, a defensive security like AT&T with a largely domestic orientation was well suited to the current investment and economic environment, as reflected in our multifactor computer model.

   AT&T remained in the Fund at the end of the year. Despite substantial appreciation in the stock price, AT&T's earnings yield was still greater than the minimum risk-free interest rate, that of the 90-day U.S. Treasury Bill, our valuation sell point. Additionally, new senior management had been appointed and dramatic steps to improve the company for the future had already been taken. During the relatively short period that we owned the stock, it made a significant contribution to the Fund's total return.

   While not all of the Fund's holdings were as successful as these, this review should provide you with an example of the type of detailed fundamental analysis that is performed every day for your Fund. Every current holding within the Fund and potential new holdings are regularly evaluated. Of course, portfolio composition is subject to change and the stocks highlighted here may or may not be part of the Fund's portfolio at any given time.

PORTFOLIO OVERVIEW

   In addition to Masco and AT&T, investment results during this annual period benefited from holdings such as Equitable Cos., Hartford Financial Services Group, Dayton Hudson, Novartis AG, Allstate, Chubb, AES, Bankers Trust New York, and Deere & Co. In addition to Digital Equipment, relative performance results were penalized by holdings including Cabletron Systems, Micron Technology, Georgia-Pacific, NIKE, and PacifiCare Health Systems, Cl.B.

   We will continue to manage your investments with dedication and discipline.

                                                     Sincerely,

                                                     /s/ Timothy M. Ghriskey

                                                     Timothy M. Ghriskey
                                                     Portfolio Manager
January 16, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

The Dreyfus Fund Incorporated                                  December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS FUND INCORPORATED AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

Dollars

$2,321,484
Standard & Poor's 500
Composite Stock
Price Index*

$2,011,752
The Dreyfus Fund
Incorporated

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------


       One Year Ended             Five Years Ended             Ten Years Ended        From Inception (5/24/51)
      December 31, 1997           December 31, 1997           December 31, 1997         to December 31, 1997
      -----------------           -----------------           -----------------       ------------------------
           10.75%                      10.09%                      11.00%                      12.29%

[FN]
-------------
Past performance is not predictive of future performance.

Although the Fund commenced operations on 5/24/51, the Standard & Poor's 500 Composite Stock Price Index was available beginning 12/31/51. Accordingly, the above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/51 to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Statement of Investments                                                                                  December 31, 1997


Common Stocks--99.1%                                                                        Shares                 Value
-------------------------------------------------------------------------------          ------------           ------------
                 Banking--12.6%  BankAmerica...................................               698,200            $ 50,968,600
                                 BankBoston....................................               150,000              14,090,625
                                 Bankers Trust New York........................               532,500              59,872,969
                                 Chase Manhattan...............................               445,000              48,727,500
                                 Citicorp......................................               340,000              42,988,750
                                 First Chicago NBD.............................               361,000              30,143,500
                                 Istituto Banc San Pablo.......................             4,000,000              38,417,185
                                 NationsBank...................................               762,000(a)           46,339,125
                                                                                                                 ------------
                                                                                                                  331,548,254
                                                                                                                 ------------

        Consumer Durables--1.5%  General Motors................................               650,000              39,406,250
                                                                                                                 ------------

    Consumer Non-Durables--6.7%  Kimberly-Clark................................               900,000              44,381,250
                                 NIKE, Cl. B...................................               835,000              32,773,750
                                 Philip Morris Cos.............................             1,100,000              49,843,750
                                 RJR Nabisco Holdings..........................             1,300,000              48,750,000
                                                                                                                 ------------
                                                                                                                  175,748,750
                                                                                                                 ------------

        Consumer Services--3.0%  Circus Circus Enterprises.....................             1,850,000(a)           37,925,000
                                 McDonald's....................................               850,000              40,587,500
                                                                                                                 ------------
                                                                                                                   78,512,500
                                                                                                                 ------------

   Electronic Technology--10.4%  Adaptec.......................................             1,035,000(a)           38,424,375
                                 Ditigal Equipment.............................               930,000(a)           34,410,000
                                 Intel.........................................               600,000              42,150,000
                                 International Business Machines...............               430,000              44,961,875
                                 Lockheed Martin...............................               440,000              43,340,000
                                 Micron Electronics............................               590,000(a)            5,383,750
                                 Raytheon, Cl. A...............................                41,450(a)            2,044,028
                                 Storage Technology............................               850,000(a)           52,646,875
                                 Sundstrand....................................               192,200               9,682,075
                                                                                                                 ------------
                                                                                                                  273,042,978
                                                                                                                 ------------

          Energy Minerals--9.2%  British Petroleum, A.D.S......................               600,000              47,812,500
                                 Pennzoil......................................               730,000              48,773,125
                                 Phillips Petroleum............................               935,000              45,464,375
                                 Tosco.........................................             1,310,000              49,534,375
                                 USX-Marathon Group............................             1,450,000              48,937,500
                                                                                                                 ------------
                                                                                                                  240,521,875
                                                                                                                 ------------

                 Finance--14.1%  AMBAC.........................................               530,000              24,380,000
                                 Allstate......................................               590,000              53,616,250
                                 Chubb.........................................               645,000              48,778,125
                                 Equitable Cos.................................             1,200,000              59,700,000
                                 Everest Reinsurance Holdings..................             1,000,000              41,250,000
                                 Federal Home Loan Mortgage Corporation........               970,000              40,679,375


The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                      December 31, 1997


Common Stocks (continued)                                                                   Shares                 Value
-------------------------------------------------------------------------------          ------------           ------------
           Finance (continued)   GE Investment Private Placement Partners I, L.P
                                    (Units)....................................                 6.128(b)         $ 11,956,541
                                 Green Tree Financial..........................               900,000              23,568,750
                                 Standard & Poor's Depository Receipts.........               150,000              14,540,625
                                 Travelers Group...............................               962,500              51,854,687
                                                                                                                 ------------
                                                                                                                  370,324,353
                                                                                                                 ------------

          Health Services--1.3%  DAOU Systems..................................                23,123                 722,594
                                 PacifiCare Health Systems, Cl. B..............               645,000(a)           33,781,875
                                                                                                                 ------------
                                                                                                                   34,504,469
                                                                                                                 ------------

        Health Technology--3.6%  Amgen.........................................               780,000(a)           42,217,500
                                 Biogen........................................             1,315,000              47,833,125
                                 Galen Partners II, L.P. (Units)...............                 3.820(b)            3,543,506
                                                                                                                 ------------
                                                                                                                   93,594,131
                                                                                                                 ------------

       Industrial Services--.3%  Yorktown Energy Partners, L.P. (Units)........                 5.517(b)            8,449,597
                                                                                                                 ------------

      Non-Energy Minerals--1.5%  Georgia-Pacific...............................               480,000              29,160,000
                                 Georgia-Pacific (Timber Group)................               480,000              10,890,000
                                                                                                                 ------------
                                                                                                                   40,050,000
                                                                                                                 ------------

       Process Industries--3.9%  Archer-Daniels-Midland........................             1,963,500              42,583,406
                                 Crompton & Knowles............................               900,000              23,850,000
                                 Temple-Inland.................................               715,000              37,403,437
                                                                                                                 ------------
                                                                                                                  103,836,843
                                                                                                                 ------------

   Producer Manufacturing--9.6%  Deere & Co....................................               850,000              49,565,625
                                 General Electric..............................               618,000              45,345,750
                                 Ingersoll-Rand................................             1,060,000              42,930,000
                                 Masco.........................................             1,040,000              52,910,000
                                 Xerox.........................................               850,000              62,740,625
                                                                                                                 ------------
                                                                                                                  253,492,000
                                                                                                                 ------------

             Retail Trade--6.1%  American Stores...............................             2,100,000              43,181,250
                                 Federated Department Stores...................               880,000              37,895,000
                                 SK Equity Fund, L.P. (Units)..................                13.714(b)           33,965,046
                                 Sears, Roebuck................................               998,000              45,159,500
                                                                                                                 ------------
                                                                                                                  160,200,796
                                                                                                                 ------------

           Transportation--5.0%  CNF Transportation............................             1,240,000              47,585,000
                                 CSX...........................................               850,000              45,900,000
                                 Federal Express...............................               600,000(a)           36,637,500
                                                                                                                 ------------
                                                                                                                  130,122,500
                                                                                                                 ------------

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                           December 31, 1997


Common Stocks (continued)                                                                   Shares                   Value
-------------------------------------------------------------------------------          ------------           ---------------
               Utilities--10.3%  AT&T..........................................               885,000            $   54,206,250
                                 Ameritech.....................................               530,000                42,665,000
                                 Coastal.......................................               825,000                51,098,437
                                 Empresa Nacional Electricidad, A.D.S..........             2,070,000                36,613,125
                                 Telefonos de Mexico, A.D.R....................               795,400                44,592,113
                                 Texas Utilities...............................             1,025,000                42,601,563
                                                                                                                 --------------
                                                                                                                    271,776,488
                                                                                                                 --------------

TOTAL INVESTMENTS (cost $2,383,584,648)........................................                  99.1%           $2,605,131,784
                                                                                                =====            ==============
CASH AND RECEIVABLES (NET).....................................................                    .9%           $   22,940,033
                                                                                                =====            ==============
NET ASSETS.....................................................................                 100.0%           $2,628,071,817
                                                                                                =====            ==============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities restricted as to public resale. Investments in restricted securities with an aggregate market value of $57,914,690, represent approximately 2.2% of net assets.



                                                Acquisition           Purchase       Percentage of
Issuer                                             Date                Price*         Net Assets           Valuation+
------                                          -----------           --------       -------------         ----------
GE Investment Private Placement
   Partners I, L.P. (Units)...............   5/28/91 - 9/13/95        $1,746,905         .46%              $1,951,133 per unit
Galen Partners II, L.P. (Units)...........   12/8/93 - 1/3/97            927,620         .13                  927,620 per unit
SK Equity Fund, L.P. (Units)..............  12/6/92 - 10/30/96         1,047,281        1.29                2,476,670 per unit
Yorktown Energy Partners, L.P. (Units)....   3/25/91 - 3/30/94         1,144,531         .32                1,531,556 per unit

------------
* Average cost.
+ The valuation of these securities has been determined in good faith under the direction of the Board of Directors.


Subject to certain limitations, the Fund has commitments to invest in the limited partnership listed below:

                                           Portion of Committed
Issuer                                      Amounts Uninvested
------                                     --------------------
Galen Partners II, L.P. (Units)...........      $147,742




                       See notes to financial statements.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                        December 31, 1997


                                                                                                    Cost            Value
                                                                                               --------------- --------------
ASSETS:                       Investments in securities--See Statement of Investments          $2,383,584,648  $2,605,131,784
                              Cash.............................................                                     5,297,828
                              Receivable for investment securities sold........                                    20,735,563
                              Dividends receivable.............................                                     5,735,598
                              Receivable for shares of Capital Stock subscribed                                       343,855
                              Prepaid expenses.................................                                        91,389
                                                                                                               --------------
                                                                                                                2,637,336,017
                                                                                                               --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     1,556,680
                              Payable for shares of Capital Stock redeemed.....                                     7,337,620
                              Accrued expenses.................................                                       369,900
                                                                                                               --------------
                                                                                                                    9,264,200
                                                                                                               --------------

NET ASSETS.....................................................................                                $2,628,071,817
                                                                                                               ==============

REPRESENTED BY:               Paid-in capital..................................                                $2,433,368,624

                              Accumulated undistributed investment income--net.                                     4,840,133

                              Accumulated distributions in excess of net realized
                                gain (loss) on investments.....................                                   (31,683,975)

                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                  221,547,035
                                                                                                               --------------
NET ASSETS.....................................................................                                $2,628,071,817
                                                                                                               ==============

SHARES OUTSTANDING
(500 million shares of $1 par value Capital Stock authorized)..................                                   264,663,499

NET ASSET VALUE, offering and redemption price per share.......................                                         $9.93
                                                                                                                        =====


                       See notes to financial statements.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Statement of Operations                                                                         Year Ended December 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $697,105 foreign taxes
                                withheld at source)......................                  $ 38,477,034
                              Interest...................................                     5,217,540
                                                                                           ------------
                                Total Income.............................                                       $  43,694,574

EXPENSES:                     Management fee--Note 3(a)..................                    17,536,594
                              Shareholder servicing costs--Note 3(a).....                     1,709,574
                              Custodian fees--Note 3(a)..................                       300,478
                              Professional fees..........................                       131,901
                              Prospectus and shareholders' reports.......                       121,279
                              Directors' fees and expenses--Note 3(b)....                        86,062
                              Registration fees..........................                        61,053
                              Loan commitment fees--Note 2...............                        31,949
                              Miscellaneous..............................                        13,712
                                                                                           ------------
                                Total Expenses...........................                                          19,992,602
                                                                                                                -------------

INVESTMENT INCOME--NET...................................................                                          23,701,972
                                                                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions:
                                   Unaffiliated issuers..................                  $349,918,726
                                   Affiliated issuers....................                    (1,129,532)          348,789,194
                                                                                           ------------
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................                                          19,825,318
                                                                                                                -------------
                                   Net Realized Gain.....................                                         368,614,512
                              Net unrealized appreciation (depreciation)
                                on investments:
                                   Unaffiliated issuers..................                   (93,544,070)
                                   Affiliated issuers....................                    (7,899,314)         (101,443,384)
                                                                                           ------------         -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                        267,171,128
                                                                                                                -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                       $ 290,873,100
                                                                                                                =============




                     See notes to financial statements.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                                Year Ended        Year Ended
                                                                                             December 31, 1997  December 31, 1996
                                                                                             -----------------  -----------------
OPERATIONS:
   Investment income--net...................................................                 $   23,701,972     $   19,235,284
   Net realized gain (loss) on investments..................................                    368,614,512        294,972,253
   Net unrealized appreciation (depreciation) on investments................                   (101,443,384)       123,751,684
                                                                                             --------------     --------------

         Net Increase (Decrease) in Net Assets Resulting from Operations....                    290,873,100        437,959,221
                                                                                             --------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net...................................................                    (18,861,839)       (20,361,089)
   Net realized gain on investments.........................................                   (406,809,835)      (269,233,670)
   Dividends in excess of net realized gain on investments..................                    (31,683,975)          --
                                                                                             --------------     --------------

         Total Dividends....................................................                   (457,355,649)      (289,594,759)
                                                                                             --------------     --------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold............................................                  2,865,010,268      8,914,742,586
   Dividends reinvested.....................................................                    383,965,424        236,366,888
   Cost of shares redeemed..................................................                 (3,153,188,355)    (9,254,246,198)
                                                                                             --------------     --------------

         Increase (Decrease) in Net Assets from Capital Stock Transactions..                     95,787,337       (103,136,724)
                                                                                             --------------     --------------

            Total Increase (Decrease) in Net Assets.........................                    (70,695,212)        45,227,738

NET ASSETS:
   Beginning of Period......................................................                  2,698,767,029      2,653,539,291
                                                                                             --------------     --------------
   End of Period............................................................                 $2,628,071,817     $2,698,767,029
                                                                                             ==============    ===============

Undistributed investment income--net........................................                 $    4,840,133           --
                                                                                             --------------    ---------------

                                                                                                 Shares            Shares
                                                                                             --------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold..............................................................                    247,569,413        810,824,782
   Shares issued for dividends reinvested...................................                     38,995,031         21,687,752
   Shares redeemed..........................................................                   (271,282,702)      (837,850,436)
                                                                                             --------------    ---------------

      Net Increase (Decrease) in Shares Outstanding.........................                     15,281,742         (5,337,902)
                                                                                             ==============    ===============



                       See notes to financial statements.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                         --------   --------    --------    --------    --------
   Net asset value, beginning of period..............     $10.82     $10.42      $11.93      $13.10      $13.27
                                                          ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net............................        .10        .08         .22         .21         .24
   Net realized and unrealized gain (loss) on investments   1.01       1.57        2.57        (.76)        .58
                                                          ------     ------      ------      ------      ------
   Total from Investment Operations..................       1.11       1.65        2.79        (.55)        .82
                                                          ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............       (.08)      (.09)       (.22)       (.22)       (.30)
   Dividends in excess of investment income--net.....        --         --          --          --         (.03)
   Dividends from net realized gain on investments...      (1.78)     (1.16)      (4.08)       (.40)       (.66)
   Dividends in excess of net realized gain on
     investments.....................................       (.14)       --          --          --          --
                                                          ------     ------      ------      ------      ------
   Total Distributions...............................      (2.00)     (1.25)      (4.30)       (.62)       (.99)
                                                          ------     ------      ------      ------      ------
   Net asset value, end of period....................     $ 9.93     $10.82      $10.42      $11.93      $13.10
                                                          ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN..............................      10.75%     15.85%      23.77%      (4.26%)      6.36%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........        .71%       .73%        .74%        .74%        .74%
   Ratio of net investment income to average net assets      .85%       .70%       1.56%       1.63%       1.67%
   Portfolio Turnover Rate...........................     201.10%    220.92%     269.26%      27.70%      39.29%
   Average commission rate paid*.....................     $.0592     $.0601        --          --          --
   Net Assets, end of period (000's Omitted)......... $2,628,072 $2,698,767  $2,653,539  $2,445,300  $2,850,523

------------
*For years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





                       See notes to financial statements.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   The Dreyfus Fund Incorporated (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1997:


                                               SHARES
                              -----------------------------------------
                                                                                                  MARKET
                           BEGINNING                                 END OF        DIVIDEND       VALUE
      NAME OF ISSUER       OF PERIOD      PURCHASES       SALES      PERIOD         INCOME       12/31/97
      --------------       ---------      ---------       -----      ------        --------      --------
      Outboard Marine      1,250,000          --         1,250,000    --             --            --


   (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the Fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

   The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the Fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 1997.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $1,224,939 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $300,478 pursuant to the custody agreement.

   (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1997:

                                       Purchases            Sales
                                     --------------     --------------
Unaffiliated issuers............     $5,411,072,410     $5,741,342,016
Affiliated issuers..............                 --          4,050,759
                                     --------------     --------------
   TOTAL........................     $5,411,072,410     $5,745,392,775
                                     --------------     --------------
                                     --------------     --------------

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1997, there were no open forward currency exchange contracts.

   (B) At December 31, 1997, accumulated net unrealized appreciation on investments was $221,547,136, consisting of $308,013,561 gross unrealized appreciation and $86,466,425 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Fund Incorporated
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS FUND INCORPORATED

   We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP

New York, New York
February 2, 1998


Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.975 per share as a long-term capital gain distribution (of which 51.18% is subject to the 20% maximum Federal tax rate) of the $1.745 per share paid on December 26, 1997. The Fund also designates $.074 per share as a long-term capital gain distribution of the $.215 per share paid on June 30, 1997.

   The Fund also designates 15.81% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

The Dreyfus Fund Incorporated
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                     026AR9712